                                  Exhibit 99.1

  Series 1997-2 Monthly Certificateholders' Statement for the month of May 2002

                                                                   Series 1997-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

  Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
     "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
     Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association,
  as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
        The information with respect to Series 1997-2 is set forth below:

     Date of the Certificate                          June 10, 2002
     Monthly Period ending:                            May 31, 2002
     Determination Date                               June 10, 2002
     Distribution Date                                June 17, 2002

----------------------------------------------------------------------------------------------------------------------
                                                               General
----------------------------------------------------------------------------------------------------------------------
 201 Amortization Period                                                                           No           201
 202 Early Amortization Period                                                                     No           202
 203 Class A Investor Amount paid in full                                                          No           203
 204 Class B Investor Amount paid in full                                                          No           204
 205 Collateral Indebtedness Amount paid in full                                                   No           205
 206 Saks Incorporated is the Servicer                                                             Yes          206

----------------------------------------------------------------------------------------------------------------------
                                                           Investor Amount
----------------------------------------------------------------------------------------------------------------------
                                                           as of the end of the prior        as of the end of
                                                                 Monthly Period               the relevant
                                                                                              Monthly Period
                                                           --------------------------        -----------------
 207 Series 1997-2 Investor Amount                                $    235,300,000    207(a)  $    235,300,000  207(b)
 208  Class A Investor Amount                                     $    180,000,000    208(a)  $    180,000,000  208(b)
 209  Class B Investor Amount                                     $     20,000,000    209(a)  $     20,000,000  209(b)
 210  Collateral Indebtedness Amount                              $     21,000,000    210(a)  $     21,000,000  210(b)
 211  Class D Investor Amount                                     $     14,300,000    211(a)  $     14,300,000  211(b)

 212 Series 1997-2 Adjusted Investor Amount                       $    235,300,000    212(a)  $    235,300,000  212(b)
 213  Class A Adjusted Investor Amount                            $    180,000,000    213(a)  $    180,000,000  213(b)
 214   Principal Account Balance                                  $              -    214(a)  $              -  214(b)
 215  Class B Adjusted Investor Amount                            $     20,000,000    215(a)  $     20,000,000  215(b)

 216  Class A Certificate Rate                                                                         6.50000% 216
 217  Class B Certificate Rate                                                                         6.69000% 217
 218  Collateral Indebtedness Interest Rate                                                            2.44000% 218
 219  Class D Certificate Rate                                                                         2.71500% 219
 220 Weighted average interest rate for Series 1997-2                                                  5.92378% 220

                                                           for the relevnt Monthly           as of the end of
                                                                   Period                      the relevant
                                                                                               Monthly Period
                                                           -------------------------         -----------------
 221 Series 1997-2 Investor Percentage with respect to
       Finance Charge Receivables                                    19.68%           221(a)       20.38%       221(b)

 222  Class A                                                        15.06%           222(a)       15.59%       222(b)
 223  Class B                                                         1.67%           223(a)        1.73%       223(b)
 224  Collateral Indebtedness Amount                                  1.76%           224(a)        1.82%       224(b)
 225  Class D                                                         1.20%           225(a)        1.24%       225(b)

 226 Series 1997-2 Investor Percentage with respect to
       Principal Receivables                                         19.68%           226(a)       20.38%       226(b)
 227  Class A                                                        15.06%           227(a)       15.59%       227(b)
 228  Class B                                                         1.67%           228(a)        1.73%       228(b)
 229  Collateral Indebtedness Amount                                  1.76%           229(a)        1.82%       229(b)
 230  Class D                                                         1.20%           230(a)        1.24%       230(b)

 231 Series 1997-2 Investor Percentage with                          19.68%           231(a)       20.38%       231(b)
       respect to Allocable Amounts
 232  Class A                                                        15.06%           232(a)       15.59%       232(b)
 233  Class B                                                         1.67%           233(a)        1.73%       233(b)
 234  Collateral Indebtedness Amount                                  1.76%           234(a)        1.82%       234(b)
 235  Class D                                                         1.20%           235(a)        1.24%       235(b)

                                                                   Series 1997-2

----------------------------------------------------------------------------------------------------------------------
                                                Series 1997-2 Investor Distributions
----------------------------------------------------------------------------------------------------------------------
 236 The sum of the daily allocations of collections of Principal
     Receivables for the relevant Monthly Period                                           $          -    236

 237   Class A distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                   $          -    237

 238   Class B distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                   $          -    238

 239   Collateral Indebtedness Amount distribution of collections of
     Principal Receivables per $1,000 of original principal                                $          -    239

 240   Class D distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                   $          -    240

 241   Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                      $       5.42    241

 242   Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                      $       5.58    242

 243   Collateral Indebtedness Amount distribution attributable to
     interest per $1,000 of original principal amount                                      $       2.24    243

 244   Class D distribution attributable to interest per $1,000 of original
     principal amount                                                                      $          -    244

 245   Monthly Servicing Fee for the next succeeding Distribution Date                     $       1.67    245
     per $1,000 of original principal amount

----------------------------------------------------------------------------------------------------------------------
                                               Collections Allocated to Series 1997-2
----------------------------------------------------------------------------------------------------------------------

 246 Series allocation of collections of Principal Receivables                             $ 48,531,873    246
 247   Class A                                                                             $ 37,125,955    247
 248   Class B                                                                             $  4,125,106    248
 249   Collateral Indebtedness Amount                                                      $  4,331,361    249
 250   Class D                                                                             $  2,949,451    250

 251 Series allocation of collections of Finance Charge Receivables                        $  4,399,936    251
 252   Class A                                                                             $  3,365,867    252
 253   Class B                                                                             $    373,985    253
 254   Collateral Indebtedness Amount                                                      $    392,684    254
 255   Class D                                                                             $    267,399    255

     Available Funds
     ---------------
 256   Class A Available Funds                                                             $  3,368,840    256
 257     The amount to be withdrawn from the Reserve Account to be included                $          -    257
         in Class A Available funds
 258       Principal Investment Proceeds to be included in Class A Available Funds         $          -    258

 259     The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class A Available                                       $      2,974    259

 260   Class B Available Funds                                                             $    373,985    260

 261     The amount to be withdrawn from the Reserve Account to be included
         in Class B Available funds                                                        $          -    261
 262       Principal Investment Proceeds to be included in Class B Available Funds         $          -    262

 263 The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class B Available                                           $          -    263

 264 Collateral Available Funds                                                            $    392,684    264

 265 Class D Available Funds                                                               $    267,399    265

----------------------------------------------------------------------------------------------------------------------
                                        Application of Collections
----------------------------------------------------------------------------------------------------------------------

     Class A
     -------
 266 Class A Monthly Interest for the related Distribution Date, plus the amount
     of any Class A Monthly Interest previously due but not paid plus any                  $    975,000    266
     additional interest with respect to interest amounts that were due but not paid on a prior Distribution date


                                                                   Series 1997-2

 267 If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                             $              -    267
 268 Class A Allocable Amount                                                                    $        746,176    268
 269 An amount to be included in the Excess Spread                                               $      1,647,664    269

     Class B
     -------
 270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                           $        111,500    270
 271 If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                             $              -    271
 272 An amount to be included in the Excess Spread                                               $        262,485    272

     Collateral
     ----------
 273 If Saks Incorporated is no longer the Servicer, an amount equal to
     Collateral Servicing fee for the related Distribution Date                                  $              -    273
 274 An amount to be included in the Excess Spread                                               $        392,684    274

     Class D
     -------
 275 If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                             $              -    275
 276 An amount to be included in the Excess Spread                                               $        267,399    276

 277 Available Excess Spread                                                                     $      2,570,233    277
 278 Available Shared Excess Finance Charge Collections                                          $              -    278
 279 Total Cash Flow available for 1997-2 waterfall                                              $      2,570,233    279

 280 Class A Required Amount is to be used to fund any deficiency in line266,
     line267 and line268                                                                         $              -    280
 281 The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                       $              -    281
 282 Class B Required Amount to the extent attributable to line270, and line271                  $              -    282

 283 Class B Allocable Amount                                                                    $         82,908    283
 284 Any remaining portion of the Class B Required Amount                                        $              -    284
 285 An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount
     to the Class A Investor Amount                                                              $              -    285
 286 Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously due but not paid to the Collateral Indebtedness
     Holder plus Collateral Additional Interest                                                  $         46,970    286
 287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due for the relevant Monthly Period and not paid above                                  $        368,333    287
 288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due but not distributed to the Servicer for prior Monthly Periods                       $              -    288
 289 Collateral Allocable Amount                                                                 $         87,054    289
 290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the CIA to the Class A or Class B Investor Amount                    $              -    290
 291 The excess, if any, of the Required Cash Collateral Amount over the Available
     Collateral Amount                                                                           $              -    291
 292 An amount equal to Class D Monthly Interest due but not paid to the Class
     D Certificateholders plus Class D Additional Interest                                       $         35,589    292
 293 Class D Servicing Fee due for the relevant Monthly Period and not paid above                $         23,833    293

 294 Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
     Periods                                                                                     $              -    294
 295 Class D Allocable Amount                                                                    $         59,280    295
 296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii)reallocations of the Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA                                                                      $              -    296
 297 Aggregate amount of any other amounts due to the Collateral Indebtedness
     Holder pursuant to the Loan Agreement                                                       $              -    297
 298 Excess, if any, of the Required Reserve Account Amount over the amount on
     deposit in the Reserve Account                                                              $              -    298
 299 Shared Excess Finance Charge Collections                                                    $      1,866,266    299

                                                                   Series 1997-2

------------------------------------------------------------------------------------------------------------------------
                                            Determination of Monthly Principal
------------------------------------------------------------------------------------------------------------------------
 300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                        $          -    300

 301 Available Principal Collections held in the Collection Account                                  $ 48,531,873    301
 302 Class A Accumulation Amount                                                                     $          -    302

 303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (distributable only after payout of Class A)                                                    $          -    303
 304 Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A Monthly Principal                                        $ 48,531,873    304
 305 Class B Accumulation Amount                                                                     $          -    305

 306 Collateral Monthly Principal (prior to payout of Class B) (the least of
     line#307 and line#308)                                                                          $          -    306
 307 Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A and Class B Monthly Principal                            $ 48,531,873    307
 308 Enhancement Surplus                                                                             $          -    308

 309 Class D Monthly Principal                                                                       $          -    309
 310 Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B or collateral Monthly Principal                    $ 48,531,873    310

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                                               Available Enhancement Amount
------------------------------------------------------------------------------------------------------------------------

 311 Available Enhancement Amount                                                                    $ 35,300,000    311
 312 Amount on Deposit in the Cash Collateral Account                                                $          -    312

-----------------------------------------------------------------------------------------------------------------------
                                            Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------

 313 Reallocated Principal Collections                                                               $          -    313
 314 Class D Principal Collections (to the extent needed to fund Required Amounts)                   $          -    314

 315 Collateral Principal Collections (to the extent needed to fund Required Amounts)                $          -    315
 316 Class B Principal Collections (to the extent needed to fund Required Amounts)                   $          -    316

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                           Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
------------------------------------------------------------------------------------------------------------------------
                                                                        %                                Amount
                                                                  --------------                     ------------
 317 Series 1997-2 Default Amount                                     19.68%            317(a)       $    975,417    317(b)
 318 Class A Investor Default Amount                                  15.06%            318(a)       $    746,176    318(b)
 319 Class B Investor Default Amount                                   1.67%            319(a)       $     82,908    319(b)
 320 Collateral Default Amount                                         1.76%            320(a)       $     87,054    320(b)
 321 Class D Investor Default Amount                                   1.20%            321(a)       $     59,280    321(b)

 322 Series 1997-2 Adjustment Amount                                                                 $          -    322
 323 Class A Adjustment Amount                                                                       $          -    323
 324 Class B Adjustment Amount                                                                       $          -    324
 325 Collateral Adjustment Amount                                                                    $          -    325
 326 Class D Adjustment Amount                                                                       $          -    326

 327 Series 1997-2 Allocable Amount                                                                  $    975,417    327
 328 Class A Allocable Amount                                                                        $    746,176    328
 329 Class B Allocable Amount                                                                        $     82,908    329
 330 Collateral Allocable Amount                                                                     $     87,054    330
 331 Class D Allocable Amount                                                                        $     59,280    331

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                                                     Required Amounts
------------------------------------------------------------------------------------------------------------------------

 332 Class A Required Amount                                                                         $          -    332
 333 Class A Monthly Interest for current Distribution Date                                          $    975,000    333
 334 Class A Monthly Interest previously due but not paid                                            $          -    334
 335 Class A Additional Interest for prior Monthly Period or previously due but notpaid              $          -    335
 336 Class A Allocable Amount for current Distribution Date                                          $          -    336
 337 Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $          -    337

                                                                   Series 1997-2

 338 Class B Required Amount                                                                     $        -     338
 339   Class B Monthly Interest for current Distribution Date                                    $  111,500     339
 340   Class B Monthly Interest previously due but not paid                                      $        -     340
 341   Class B Additional Interest for prior Monthly Period or previously                        $        -     341
     due but not paid
 342   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)
 343   Excess of Class B Allocable Amount over funds available to make payments                  $        -     343

 344 Collateral Required Amount                                                                  $        -     344
 345   Collateral Monthly Interest for current Distribution Date                                 $   46,970     345
 346   Collateral Monthly Interest previously due but not paid                                            -     346
 347   Collateral Additional Interest for prior Monthly Period or
     previously due but not paid                                                                 $        -     347
 348   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                 $        -     348
 349   Excess of Collateral Allocable Amount over funds available to make payments

                                                                                                 $        -     349

-------------------------------------------------------------------------------------------------------------------
                                            Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------

       Class A
       -------
 350 Class A Investor Amount reduction                                                           $        -     350
 351   Class A Investor Charge Off                                                               $        -     351
 352   Reductions of the Class A Investor Amount                                                 $        -     352
     Class B
     -------
 353 Class B Investor Amount reduction                                                           $        -     353
 354   Class B Investor Charge Off                                                               $        -     354
 355   Reductions of the Class B Investor Amount                                                 $        -     355
 356   Reallocated Principal Collections applied to Class A                                      $        -     356
     Collateral
     ----------
 357 Collateral Indebtedness Amount reduction                                                    $        -     357
 358   Collateral Indebtedness Amount Charge Off                                                 $        -     358
 359   Reductions of the Collateral Indebtedness Amount                                          $        -     359
 360   Reallocated Principal Collections applied to Class B                                      $        -     360
     Class D
     -------
 361 Class D Investor Amount reduction                                                           $        -     361
 362   Class D Investor Charge Off                                                               $        -     362
 363   Reductions of the Class D Investor Amount                                                 $        -     363
 364   Reallocated Principal Collections applied to Collateral Indebtedness Amount               $        -     364

-------------------------------------------------------------------------------------------------------------------
                                                    Servicing Fee
-------------------------------------------------------------------------------------------------------------------
 365 Series 1997-2 Servicing Fee                                                                 $  392,167     365
 366   Class A Servicing Fee                                                                     $  300,000     366
 367   Class B Servicing Fee                                                                     $   33,333     367
 368   Collateral Servicing Fee                                                                  $   35,000     368
 369   Class D Servicing Fee                                                                     $   23,833     369

-------------------------------------------------------------------------------------------------------------------
                                                   Reserve Account
-------------------------------------------------------------------------------------------------------------------

 370 Required Reserve Account Amount                                                             $2,700,000     370
 371 Reserve Account Reinvestment Rate                                                                 1.30%    371
 372 Reserve Account Reinvestment Earnings                                                       $    2,974     372
 373 Reserve Account balance                                                                     $2,700,000     373


 374 Accumulation Period Length                                                                   2 months      374


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2002.

       Saks Incorporated,  as Servicer

       By_/s/ Scott A. Honnold
       -----------------------------------
       Name: Scott A. Honnold
       Title: Vice President and Treasurer